UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Advanced Series Trust
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ADVANCED SERIES TRUST

AST AllianceBernstein Managed Index 500 Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

March 5, 2008

To the Shareholders of the AST AllianceBernstein Managed Index 500 Portfolio of Advanced Series Trust:

Notice is hereby given that a special meeting of the shareholders of the AST AllianceBernstein Managed Index 500 Portfolio (the “Portfolio”) of Advanced Series Trust (the “Trust”) will be held at the offices of Prudential Investments LLC (“PI”), Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey on March 5, 2008 at 10:00 a.m. or at such adjourned time as may be necessary to vote (the “Meeting”). The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting:

1.  To approve an increase in the investment management fee rate paid by the Portfolio to PI and AST Investment Services, Inc. (“AST Investment” and with PI, the “Co-Managers”) in connection with the implementation of a new investment strategy for the Portfolio and a name change for the Portfolio to AST QMA US Equity Alpha Portfolio (Proposal No. 1).

2.  To approve a subadvisory agreement among PI, AST Investment and Quantitative Management Associates LLC (“QMA” or the “Subadviser”) for the Portfolio (Proposal No. 2).

3.  To approve a change in the Portfolio’s borrowing policy (Proposal No. 3).

The above-referenced proposals are described in greater detail in the Proxy Statement attached to this Notice. The Board of Trustees of the Trust (the “Board”) has fixed the close of business on December 20, 2007 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only beneficial owners of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Portfolio is entitled to one vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT. YOU MAY REVOKE YOUR INSTRUCTION AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

By order of the Board of Trustees of Advanced Series Trust.

/s/Jonathan D. Shain

Jonathan D. Shain
Assistant Secretary
Advanced Series Trust
January 25, 2008

ADVANCED SERIES TRUST

AST AllianceBernstein Managed Index 500 Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

PROXY STATEMENT

Special Meeting of Shareholders

To Be Held on March 5, 2008

This Proxy Statement is furnished in connection with a special meeting of shareholders of the AST AllianceBernstein Managed Index 500 Portfolio (the “Portfolio”), a series of Advanced Series Trust (the “Trust”), and any adjournment thereof (the “Meeting”). The Board of Trustees of the Trust (the “Board”) has called the Meeting for shareholders to approve or disapprove the following proposals:

1.  To approve an increase in the investment management fee rate paid by the Portfolio to PI and AST Investment Services, Inc. (“AST Investment” and with PI, the “Co-Managers”) in connection with the implementation of a new investment strategy for the Portfolio and a name change for the Portfolio to AST QMA US Equity Alpha Portfolio (Proposal No. 1).

2.  To approve a subadvisory agreement among PI, AST Investment and Quantitative Management Associates LLC (“QMA” or the “Subadviser”) for the Portfolio (Proposal No. 2).

3.  To approve a change in the Portfolio’s borrowing policy (Proposal No. 3).

If shareholders of the Portfolio do not approve Proposal No. 1 and Proposal No. 2, the Portfolio will not be managed using the new investment strategy described in this Proxy Statement and will not be renamed as AST QMA US Equity Alpha Portfolio.

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 on March 5, 2008 at 10:00 a.m. Eastern Time. The Board is soliciting these voting instructions on behalf of the Portfolio. This Proxy Statement will first be sent to beneficial shareholders of the Portfolio on or about January 25, 2008. The close of business on December 20, 2007 has been fixed as the record date for the determination of beneficial shareholders of the Portfolio entitled to notice of, and to vote at, the Meeting. As of the record date, there were 26,871,178 outstanding shares of the Portfolio.

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Beneficial shareholders of the Trust may obtain without charge additional copies of the Trust’s annual and semi-annual reports by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, or by calling (800) 752-6342.

PROPOSAL NO. 1

TO APPROVE AN INCREASE IN THE INVESTMENT MANAGEMENT FEE RATE PAID TO

PRUDENTIAL INVESTMENTS LLC AND AST INVESTMENT SERVICES, INC.

BY THE AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO

The Board, including all of the Trustees of the Trust who are not “interested persons” of the Trust under the Investment Company Act of 1940 (collectively, the “Independent Trustees”), has approved, and recommends that the shareholders of the Portfolio approve, a revised fee schedule to the management agreement, dated as of May 1, 2003 (the “Management Agreement”), by and between the Trust, on behalf of the Portfolio, and the Co-Managers. If adopted, the revised fee schedule will result in an increase in the investment management fee rate paid to the Co-Managers by the Portfolio. A copy of the Management Agreement and the revised fee schedule is attached as Exhibit A hereto. As further explained below, the Co-Managers are proposing the increase in the Portfolio’s investment management fee rate in order to: (i) retain QMA Management Associates LLC (“QMA”) as subadviser (the “Subadviser”) for the Portfolio and (ii) have QMA implement its “long/short” investment strategy for the Portfolio with a name change for the Portfolio to AST QMA US Equity Alpha Portfolio. This Proxy Statement uses the term “Managed 500 Portfolio” to refer to the Portfolio as it is currently managed and the term “US Equity Alpha Portfolio” to refer to the Portfolio as it would be managed if and when the proposed changes are implemented.

Portfolio Background and Management

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust is organized as a Massachusetts business trust. AST Investment, One Corporate Drive, Shelton, Connecticut 06484-0883, and PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serve as the Co-Managers of the Managed 500 Portfolio pursuant to the Management Agreement. As of September 30, 2007, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $118.3 billion. The Trust’s transfer agent is PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809.

The portfolios of the Trust serve as investment vehicles for insurance companies (collectively, the “Participating Insurance Companies”) issuing variable annuity contracts and variable life insurance contracts (the “Contracts”). As of the date of this Proxy Statement, American Skandia Life Assurance Corporation (“ASLAC”), Pruco Life Insurance Company (“Pruco”), and Pruco Life Insurance Company of New Jersey (“Pruco NJ”) are the only Participating Insurance Companies. ASLAC, Pruco and Pruco NJ are affiliates of each of the Co-Managers. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Managed 500 Portfolio through the Contracts and should consider themselves shareholders of the Managed 500 Portfolio for purposes of this Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct the Participating Insurance Company, as record owner of the Managed 500 Portfolio shares held in its separate accounts, how it should vote at the Meeting.

The Managed 500 Portfolio (formerly known as the AST Bankers Trust Managed Index 500 Portfolio and later as the AST Sanford Bernstein Managed Index 500 Portfolio) was first offered as of January 2, 1998.

Current Management Agreement

As set forth above, PI and AST Investment currently serve as the Co-Managers for the Managed 500 Portfolio. Pursuant to the Management Agreement, PI and AST Investment provide investment advisory and related management and administrative services to the Managed 500 Portfolio.

Under the current Management Agreement, the investment management fee paid to the Co-Managers by the Managed 500 Portfolio is the Portfolio’s contractual annual investment management fee of 0.60% of its average daily net assets.

The Management Agreement was most recently approved by the shareholders of the Managed 500 Portfolio at a shareholders’ meeting held on April 3, 2003. The Management Agreement was most recently renewed by the Board, including the Independent Trustees, at Board meetings held on June 20-21, 2007. During the fiscal year ended December 31, 2007, the Managed 500 Portfolio paid $             (unaudited) in investment management fees to the Co-Managers pursuant to the Management Agreement.

The Co-Managers, in turn, paid a portion of investment management fees received from the Portfolio to the Portfolio’s subadviser, which is currently AllianceBernstein L.P. The subadvisory fee paid by the Co-Managers to AllianceBernstein L.P. for the Portfolio for the fiscal year ended December 31, 2007 was $             (unaudited).

Proposed Amendment to Management Agreement Fee Schedule

If the shareholders of the Managed 500 Portfolio approve this Proposal No. 1, the fee schedule for the Management Agreement will be revised to provide that the Portfolio will pay the Co-Managers an investment management fee at the annual rate of 1.00% of the Portfolio’s average daily net assets.

As under the current arrangement, the investment management fee will be computed daily, and will be paid to the Co-Managers on a monthly basis. With the exception of the investment management fee rate, all other terms of the Management Agreement will remain unchanged.

If this proposal is approved by the shareholders of the Managed 500 Portfolio, the revised fee schedule will become effective only if shareholders also approve Proposal No. 2, which is the proposed new subadvisory agreement with Quantitative Management Associates LLC (“QMA”). If shareholders approve QMA as subadviser, it is expected that QMA will replace AllianceBernstein L.P. as subadviser to the Portfolio during the second quarter of 2008. In turn, once QMA becomes the subadviser to the Portfolio, it is expected that: (i) QMA will implement its long/short investment strategy for the Portfolio, (ii) the name of the Portfolio will be changed from the AST AllianceBernstein Managed Index 500 Portfolio to the AST QMA US Equity Alpha Portfolio (the “US Equity Alpha Portfolio”); and (iii) certain changes to the Portfolio’s investment objective, performance benchmark, and non-fundamental investment policies will become effective as described below. The Board approved the retention of QMA and the changes to the Portfolio’s name, investment objective, performance benchmark, and non-fundamental investment policies at a Board meeting held on November 14-15, 2007. See “Reasons for Proposed Amendment to Management Agreement Fee Schedule” and “AST QMA US Equity Alpha Portfolio” below.

If Managed 500 Portfolio shareholders do not approve Proposal No. 1 and Proposal No. 2, QMA will not become the Portfolio’s subadviser, and the Managed 500 Portfolio’s name, investment objective, performance benchmark, and non-fundamental investment policies will remain unchanged.

Reasons for Proposed Amendment to Management Agreement Fee Schedule

The Co-Managers are proposing the increased investment management fee rate for the Managed 500 Portfolio in order to make several changes to the Portfolio. In particular, an increased investment management fee rate will enable the Co-Managers to retain QMA as subadviser to the Portfolio, subject to shareholder approval of the Subadvisory Agreement between QMA and the Co-Managers (see Proposal No. 2, below).

Subject to shareholder approval of the Subadvisory Agreement between QMA and the Co-Managers, it is expected that QMA will receive a subadvisory fee at the annual rate 0.45% of the Portfolio’s average daily net assets up to and including $250 million, plus 0.40% of the Portfolio’s average daily net assets in excess of $250 million. This subadvisory fee will be paid to QMA by the Co-Managers pursuant to a subadvisory agreement between QMA and the Co-Managers and will be paid out of the investment management fee paid to the Co-Managers by the Portfolio. The Board approved the Subadvisory Agreement between the Co-Managers and QMA at the Board meeting held on November 14-15, 2007.

As subadviser, it is expected that QMA will implement a long/short investment strategy for the Portfolio. This means that QMA will short a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. By employing this long/short strategy, QMA will seek to produce returns by the Portfolio that exceed those of its new benchmark index. For more information about QMA’s long/short investment strategy and the resulting changes to the Portfolio’s investment objective, performance benchmark, and non-fundamental investment policies, please see “AST QMA US Equity Alpha Portfolio” below.

Currently, the Portfolio uses a long-only investment strategy in seeking to outperform its benchmark index. QMA will, by contrast, use a long/short investment strategy in seeking to outperform its benchmark index, which will enable the Portfolio to incorporate both the positive and negative research views of QMA. In turn, the use of QMA’s long/short strategy will entail an increase in the amount of time, oversight, and attention that will be required of the Co-Managers. In short, the Co-Managers believe that the proposed increased investment management fee rate will reflect the increased costs to be incurred by the Co-Managers and, in turn, QMA in managing the Portfolio under a long/short investment strategy.

AST QMA US Equity Alpha Portfolio

Brief descriptions of QMA’s long/short investment strategy and the changes to the Portfolio’s investment objective, performance benchmark, and non-fundamental investment policies are set forth below.

Investment Objective. The current investment objective of the Managed 500 Portfolio is to outperform the Standard & Poor’s 500 Composite Stock Price Index. The investment objective of US Equity Alpha Portfolio will be to seek long-term capital appreciation.

Performance Benchmarks. The current performance benchmark index for the Managed 500 Portfolio is the Standard & Poor’s 500 Composite Stock Price Index. The benchmark index for the US Equity Alpha Portfolio will be the Russell 1000® Index.

Principal Investment Strategies. The US Equity Alpha Portfolio will use a long/short investment strategy in seeking to achieve its investment objective. This means the Portfolio shorts a portion of the Portfolio and use the proceeds of the shorts, or other borrowings, to purchase additional stocks long.

 By employing this long/short strategy, the US Equity Alpha Portfolio will seek to produce returns that exceed those of its benchmark index, the Russell 1000® Index (i.e., the Portfolio seeks additional alpha, often quantified by a fund’s excess return above a benchmark index). The Russell 1000® Index is composed of stocks representing more than 90% of the U.S. market and includes the largest 1000 securities in the Russell 3000® Index.

In general, for its long positions, US Equity Alpha Portfolio may overweight issuers that it believes may outperform the Russell 1000® Index and may underweight those issuers it believes may underperform the Russell 1000® Index, while managing the Portfolio’s active risk. The US Equity Alpha Portfolio will generally sell securities short that it believes may underperform the Russell 1000® Index or may not perform as well as comparable securities. The US Equity Alpha Portfolio may also sell securities short to manage the Portfolio’s active risk.

In rising markets, the US Equity Alpha Portfolio expects that its long positions generally will appreciate more rapidly than the short positions, and in declining markets, that its short positions generally will decline faster than the long positions. Short sales allow the Portfolio to seek to earn returns on securities that the Portfolio believes may underperform, and also allows the Portfolio to maintain additional long positions. The US Equity Alpha Portfolio will target approximately 100% net market exposure, similar to a “long-only” strategy, to U.S. equities.

Until the short sale is closed, the broker effecting the short sale typically requires the proceeds or other securities to serve as collateral to secure the Portfolio’s obligation to cover the short position. However, the Portfolio may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities or for other Portfolio purposes. If the Portfolio does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any such collateral obligations. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. Generally, the Portfolio may not keep, and must return to the lender, any dividends or interest that accrues on the security during the period of the loan.

The US Equity Alpha Portfolio will normally invest (take long positions) at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of U.S. issuers. For purposes of this non-fundamental investment policy, U.S. issuers are issuers whose primary listing is on a securities exchange or market inside the United States. The Portfolio may also invest in American Depository Receipts (“ADRs”), American Depository Shares (“ADSs”) and other similar receipts or shares traded in U.S. markets to be U.S. securities.

The Portfolio will provide 60 days’ prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its net assets plus borrowings for investment purposes in equity and equity-related securities of U.S. issuers.

The Portfolio may also invest in foreign equity securities, including stocks and other equity-related securities. Additional investments may include exchange-traded funds (“ETFs”). The Portfolio may invest in derivatives, such as futures contracts or equity swaps, for hedging purposes (to seek to reduce risk) and for non-hedging purposes (to seek to increase return consistent with the Fund’s investment objective).

In addition, the US Equity Alpha Portfolio may also (1) hold common stock or warrants received as the result of an exchange or tender offer, (2) buy or sell securities on a forward commitment basis, (3) lend its portfolio securities, (4) invest in options, futures, forwards and equity swaps, (5) engage in reverse repurchase agreements for investment purposes, (6) borrow money for investment purposes, and (7) borrow money for temporary or emergency purposes.

Summary of Changes to Non-Fundamental Investment Policies. A summary of the changes to the Portfolio’s non-fundamental investment policies is set forth below. These changes have already been approved by the Board and will become effective upon QMA becoming subadviser to the Portfolio. A change in one fundamental investment policy is proposed for shareholder approval (see Proposal No. 3), to clarify that US Equity Alpha Portfolio may borrow from a bank, subject to the limitations under the Investment Company Act of 1940.

Current Non-Fundamental Investment Policies of Managed 500 Portfolio	Proposed Non-Fundamental Investment Policies for US Equity Alpha Portfolio
Investment Objective: seek to outperform the Standard & Poor’s 500 Composite Stock Price Index (S&P 500)	Investment Objective: seek long-term capital appreciation

Benchmark Index: S&P 500	Benchmark Index : Russell 1000® Index

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities included in the S&P 500.

The Portfolio will normally invest (take long positions) at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of U.S. issuers. For purposes of this non-fundamental investment policy, U.S. issuers are issuers whose primary listing is on a securities exchange or market inside the United States.

The Portfolio will not change its policy to invest at least 80% of the value of its assets in securities included in the S&P 500 unless it provides 60 days’ prior written notice to its shareholders.

The Fund will not change its policy to invest at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of U.S. issuers unless it provides 60 days’ prior written notice to its shareholders.

The Portfolio will not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases or sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures.

Remove current investment policy, and thereby permit the US Equity Alpha Portfolio to sell securities short and invest the proceeds of the short sales in additional long positions, subject to applicable margin requirements.

Summary of Principal Risks Associated with US Equity Alpha Portfolio. An investment in US Equity Alpha Portfolio will not be guaranteed; investors may lose money by investing in the Portfolio. The other principal risks presented by an investment in the US Equity Alpha Portfolio include:

•                  Market Risk. Market risk is the risk that one or more markets in which the Portfolio invests will go down in value, including the possibility that a market will go down sharply and unpredictably. The Portfolio will target approximately 100% net market exposure to U.S equities as represented by the Russell 1000® Index.

•                  Selection Risk. Selection risk is the risk that the securities selected by QMA for long positions will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

•                  Short Sales Risk. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio will have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions before it otherwise intends to do so.

When borrowing a security for delivery to a buyer, the Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security.

Because the Portfolio’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Portfolio sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Portfolio’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

•                  Leverage. By investing the proceeds received from selling securities short, the Portfolio is employing a form of leverage, which creates special risks. The Portfolio takes on similar leverage risks by using reverse repurchase agreements, or when-issued, delayed delivery or forward commitment transactions. The use of leverage is intended to increase the Portfolio’s exposure to long equity positions, exaggerate the effect of any increase or decrease in the value of the Portfolio’s holdings, and make any change in the Portfolio’s net asset value (“NAV”) greater than it would be without the use of leverage. This could result in increased volatility of the Portfolio’s NAV. The Portfolio is required to segregate cash or other liquid assets with its custodian to cover the Portfolio’s short positions and other transactions that create leverage. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. This may limit the Portfolio’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. Leverage may also increase interest expense, which may lower the Portfolio’s returns. The use of leverage may also cause the Portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet asset segregation requirements.

•                  Borrowing Risk. Although the Portfolio will generally effect its long/short strategies primarily through selling securities short and investing the proceeds from the short sale in additional securities, the Portfolio may also borrow money from banks for investment purposes, and invest the proceeds of such loans in long positions held by the Portfolio, as permitted under the 1940 Act. Under the 1940 Act, the Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When the Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio’s NAV is exaggerated by the use of leverage. Leverage risks are described above.

•                  Operational Complexities; Relationship with Prime Broker. Selling short and investing the proceeds from the short sale in additional long positions will require a prime broker to hold the short position in the Portfolio’s prime brokerage account, with the custodian bank holding collateral to satisfy the collateral requirements relating to the short positions at the prime broker. As such, a tri-party custody and pledge agreement is required between the custodian bank, the prime broker, and the Portfolio. This structure requires setting up a pledge account with the custodian bank, which is used to satisfy the collateral requirements relating to the short positions at the prime broker. The custodian bank holds the proceeds of the short sales as collateral. The tri-party agreement provides for substitution of collateral, as well as for release of collateral in excess of applicable margin requirements. The tri-party structure requires a more complicated and costly support structure.

•                  Potential Conflicts: Side-by-Side Management of Long-Only and Long-Short Strategies. QMA currently manages long-only and long-short investment strategies, and has created and implemented a Conflicts of Interest Policy to address potential conflicts that could arise in the event, for example, one portfolio is purchasing a security at the same time another portfolio is selling the security. The Conflicts of Interest Policy is designed to identify and prevent a potential cross of a security (buy and sell) between two portfolios (unless otherwise permitted under applicable procedures and federal securities regulations), and is reasonably designed to ensure that all accounts are treated fairly.

•                  Non-U.S. Securities Risk. The US Equity Alpha Portfolio may invest a portion of its assets in securities of non-U.S. issuers, including emerging markets issuers. Investments in the securities of non-U.S. securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of non-U.S. securities are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

In addition, investments in non-U.S. securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

•                  Emerging Markets Risk. The risks of non-U.S. investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

•                  Currency Risk. The value of securities of non-U.S. issuers can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. The Portfolio will generally not hedge foreign country or currency exposure. If the Portfolio does hedge currency exposure, there is no guarantee that the hedge will benefit the Portfolio.

•                  Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Portfolio may not be able to sell these illiquid investments at competitive prices. Moreover, the Portfolio may be unable to purchase borrowed securities to deliver to close out a short sale. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

•                  Derivatives Risk. The US Equity Alpha Portfolio may engage in a variety of transactions using “derivatives,” such as futures, options, forwards and equity swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives). The Portfolio may use derivatives both for hedging purposes (to seek to reduce risk) and for non-hedging purposes (to seek to increase return consistent with the Fund’s investment objective). Although QMA has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to the Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolio will depend on QMA’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolio.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolio’s derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolio.

Equity swap agreements will tend to shift the Portfolio’s investment exposure from one type of investment to another. Equity swaps are over-the-counter derivatives that typically substitute for either investing in or shorting the underlying stock. Foreign markets, in particular, can often be more easily accessed through a derivatives dealer. However, an equity swap will require the Portfolio to fund cash payments on the swap without being able to offset the cash payment through either gains on a stock position or gains from closing out a short position. This can offset one attraction of an equity swap, which is to avoid holding the stock. Also, equity swaps, which are over-the-counter derivatives, subject the Portfolio to the credit risk of the issuer of the swap, i.e., the risk that the issuer of the swap will not meet its obligations to the Portfolio under the swap.

•                  Hedging Risk. The decision as to whether and to what extent the Portfolio will engage in hedging transactions to hedge against certain risks, such as market risk and issuer risk, will depend on a number of factors, including prevailing market conditions, the composition of the Portfolio and the availability of suitable transactions. Hedging transactions involve costs and may result in losses. There is no guarantee that any of these hedging instruments would work as anticipated, and in certain cases the Portfolio might be better off had it not used a hedging instrument. There can be no assurance that the Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful.

•                  Portfolio Turnover Risk. The length of time the US Equity Alpha Portfolio has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Portfolio’s turnover rate may be higher than that of other mutual funds. Portfolio turnover for the US Equity Alpha Portfolio is estimated at 100%-150% annually. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with portfolio turnover may adversely affect the Portfolio’s investment performance.

Comparative Information

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Current Managed 500 Portfolio		Proposed US Equity Alpha Portfolio
Maximum Sales Charge (Load) Imposed on Purchases	N/A	*	N/A	*
Maximum Deferred Sales Charge (Load)	N/A	*	N/A	*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	*	N/A	*
Redemption Fees	N/A	*	N/A	*
Exchange Fee	N/A	*	N/A	*

* Because shares of the Portfolio may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets):

The following fee tables provide: (i) historical information about the fees and expenses attributable to shares of the Managed 500 Portfolio for the fiscal year ended December 31, 2007 based on the current effective investment management fee rate, and (ii) estimated pro forma information about the fees and expenses attributable to shares of the US Equity Alpha Portfolio for the fiscal year ended December 31, 2007 assuming the proposed increased investment management fee rate had been in effect during that period. Future fees and expenses may be greater or less than those indicated below.

Annual Fund Operating Expenses for Managed 500 Portfolio as of December 31, 2007 (unaudited)

Portfolio:	Investment Management Fees		Other Expenses		Total Annual Portfolio Operating Expenses
AST Managed 500 Portfolio		%		%		%

Estimated Pro Forma Annual Fund Operating Expenses for US Equity Alpha Portfolio as of December 31, 2007 (unaudited)

Shareholder Fees (fees paid directly from contract owner’s investment)	None
+ Investment Management Fee Rate		%
+ Other Expenses
+ Dividend Expense on Short Sales (1)
= Total New Portfolio Operating Expenses

(1) Excludes stock loan rebate. Dividend Expense on Short Sales is based on short positions as a percentage of net assets estimated for the current fiscal year. The Fund’s dividend expenses paid and stock loan fees on securities sold short may be significantly higher or lower than estimates due to, among other factors, the extent of the Fund’s short positions, the dividends paid with respect to securities sold short, and the frequency and timing of the Fund’s short sales transactions, each of which may vary over time.

EXPENSE EXAMPLES

The Expense Examples below are intended to help you compare (i) the cost of investing in the Portfolio under the current investment management fee arrangement with (ii) the cost of investing in the Portfolio assuming the increased investment management fee was in effect. These Expense Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Expense Examples also assume that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Actual Fund Operating Expenses for Managed 500 Portfolio as of December 31, 2007 (unaudited)

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Expense Example: Estimated Pro Forma Operating Expenses for US Equity Alpha Portfolio as of December 31, 2007 (unaudited)

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Had the proposed investment management fee rate for the Portfolio been in effect during the fiscal year ended December 31, 2007, the Co-Managers would have received approximately $                   in investment management fees from the Portfolio. Had the proposed investment management fee rate for the Portfolio been in effect during the fiscal year ended December 31, 2007, and if the QMA had been the Subadviser to the Portfolio per the Subadvisory Agreement submitted herewith to shareholders for approval (see Proposal No. 2), the Co-Managers would have paid approximately $                   in subadvisory fees to QMA.

Summarized below (in both absolute and percentage terms) for the fiscal year ended December 31, 2006 are the actual and estimated pro forma: (i) gross effective investment management fees received from the Portfolio by the Co-Managers, (ii) gross subadvisory fees paid by the Co-Managers to the relevant subadviser, and (iii) net effective investment management fee retained by the Co-Managers. The information is unaudited.

Item	Actual (unaudited)	Estimated Pro Forma		Change (in $)	Change as % of Estimated Pro Forma

Gross Effective Investment Management Fees Received from Portfolio by Co-Managers	$	$	*	$		%

Gross Subadvisory Fees Paid by Co-Managers to Relevant Subadviser	$	$	**	$		%

Estimated Net Effective Investment Management Fee Retained by Co-Managers	$	$		$		%

 * Assumes the proposed investment management fee rate of 1.00% of the US Equity Alpha Portfolio’s average daily net assets had been in effect during the fiscal year ended December 31, 2007.

** Assumes QMA’s subadvisory fee rate of 0.45% of the Portfolio’s average daily net assets up to and including $250 million and 0.40% of the Portfolio’s average daily net assets in excess of $250 million had been in effect during the fiscal year ended December 31, 2007.

Information About PI and AST Investments

PI and AST Investments are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.

Set forth below are the names, titles and principal occupations of the senior officers of PI. Unless otherwise indicated, the address of each individual is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Name	Position with PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Kevin B. Osborn	Executive Vice President

Executive Vice President, Prudential Investments LLC; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Vice President, International Investments, of The Prudential Insurance Company of America; Executive Vice President, Prudential Investments LLC.

Kathryn L. Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Grace C. Torres	Assistant Treasurer and Senior Vice Preident

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Timothy J. Knierim	Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Set forth below are the names, titles and principal occupations of the senior officers of AST Investments. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883.

Name	Position with ASISI	Principal Occupations
David R. Odenath, Jr.	President, Chief Executive

President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of The Prudential Insurance Company of America; Executive Vice President (since May 2003) of Prudential Investment Management Services

Officer, Chief Operating Officer, Officer in Charge and Director

LLC; President, Chief Executive Officer, Chief Operating Officer, Officer in Charge and Director (since June 2005) of American Skandia Investment Services, Inc; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (September 1999-February 2003) of Prudential Investments LLC.

Kathryn L. Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of The Prudential Insurance Company of America; Executive Vice President, Chief Legal Officer and Secretary of American Skandia Investment Services, Inc.; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Timothy J. Knierim	Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Neither PI nor AST Investment advise other mutual funds with investment objectives, policies, and strategies that are substantially similar to the projected investment objectives, policies and strategies for the US Equity Alpha Portfolio. QMA advises several portfolios designed for institutional investors, as well as one registered investment company launched late December 2007, with investment objectives, policies, and strategies that are substantially similar to the projected investment objectives, policies, and strategies for the US Equity Alpha Portfolio. The Trust is a registered investment company.

Matters Considered by the Board

The Board, including the Independent Trustees, met on November 14-15, 2007 to consider the Co-Managers’ proposal to amend the Management Agreement to increase the investment management fee rate paid to the Co-Managers by the Portfolio in connection with the implementation of a new long/short investment strategy for the Portfolio, engagement of QMA as Subadviser for the Portfolio (subject to shareholder approval), and a name change for the Portfolio to AST QMA US Equity Alpha Portfolio. In advance of the meeting, the Trustees received materials relating to the recommendation to increase the investment management fee rate and QMA’s long/short investment strategy, and had the opportunity to ask questions and request additional information in connection with their consideration of the increased investment management fee. The materials included, among other things, a comparative analysis of the proposed investment management fee rate for the US Equity Alpha Portfolio and the investment management fee rates paid by mutual funds with investment policies and strategies similar to those of the US Equity Alpha Portfolio (i.e., retail funds and variable insurance product funds classified by Lipper, Inc. as long/short funds).

At such meeting, the Board, including the Independent Trustees, approved this proposal. At the meeting, the Board also approved the subadvisory agreement relating to the Portfolio between the Co-Managers and QMA, and certain changes to the Portfolio’s investment objective, performance benchmark, certain non-fundamental investment policies, and its fundamental investment policy on borrowing, as outlined above. At the meeting, the Board received oral presentations from representatives of the Co-Managers and QMA and had the opportunity ask questions and obtain additional information about the proposal and QMA’s long/short investment strategy.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the amendment to the Management Agreement are discussed separately below.

Reasons for an Increased Investment Management Fee Rate

The Co-Managers are proposing the increased investment management fee rate for the US Equity Alpha Portfolio in order to make several changes to the Portfolio. In particular, an increased investment management fee rate will enable the Co-Managers to retain QMA as subadviser to the Portfolio, subject to shareholder approval of the Subadvisory Agreement between QMA and the Co-Managers (see Proposal No. 2, below). As subadviser, QMA would implement its long/short investment strategy for the US Equity Alpha Portfolio, which will enable the Portfolio to incorporate both the positive and negative research views of QMA in seeking to outperform the Portfolio’s benchmark index. In turn, the use of QMA’s long/short strategy will entail an increase in the amount of time, oversight, and attention that will be required of the Co-Managers. In short, the Co-Managers believe that the proposed increased investment management fee rate will reflect the increased costs to be incurred by the Co-Managers and, in turn, QMA in managing the Portfolio under a long/short investment strategy.

The Board also noted that the new subadvisory agreement with QMA, if approved by shareholders, would result in the payment of subadvisory fees to QMA by the Co-Managers. The subadvisory fee to be paid to QMA would be reflective of the oversight required to manage a fund that uses sophisticated long/short investment strategies. To that end, the Board noted that the increased management fee would not be wholly retained by the Co-Managers, but instead would largely be used by the Co-Managers to compensate QMA for its management of the US Equity Alpha Portfolio.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Managed 500 Portfolio by the Co-Managers under the current Management Agreement and the nature and extent of services to be provided to the US Equity Alpha Portfolio by the Co-Managers and QMA under the amended Management Agreement. The Board considered the Co-Managers’ representation that the nature and extent of services to be provided under the amended Management Agreement would be greater than that provided under the current Management Agreement, due to the increased oversight, time and expense which will be required to properly manage the Portfolio after it is transitioned from a managed index fund to a fund using sophisticated long/short investment strategies.

The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Portfolio by the Co-Managers and QMA under the amended Management Agreement, and that there was a reasonable basis on which to conclude that the quality of investment advisory services to be provided by the Co-Managers and QMA under the amended Management Agreement would likely be high.

Historical Investment Performance of the Managed 500 Portfolio

The Board did not consider the historical investment performance of the Managed 500 Portfolio as a factor in approving the amended Management Agreement. The Board noted that the current Management Agreement had been considered and renewed by the Board in June 2007 as part of its annual consideration of the renewal of the Managed 500 Portfolio’s investment management agreement, and that it had considered the Portfolio’s historical investment performance at that time.

The Board also considered that it was approving QMA as a subadviser for the Portfolio and that QMA would be implementing a new investment strategy for the Portfolio. The Co-Managers provided information to the Board concerning the historical investment performance of portfolios designed for institutional investors with investment objectives, policies, and strategies that are substantially similar to the projected investment objectives, policies, and strategies for the US Equity Alpha Portfolio, but none of these portfolios are registered investment companies. The Trust is a registered investment company. The Board noted that such portfolios generally outperformed their respective benchmark indexes for the relevant time periods.

Investment Management Fee Rates

Lipper, Inc. (“Lipper”) is an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees. Lipper’s long/short equity funds classification within its open-end funds universe tracks “funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.”  It is expected that Lipper will classify US Equity Alpha Portfolio within its Variable Products universe as a long/short equity fund. Lipper currently tracks only one long/short equity portfolio within its variable products universe; the other funds within Lipper’s long/short equity funds classification are retail funds. The materials provided to the Board in advance of the meeting indicated that the median and average investment management fee of 1.04% and 1.03%, respectively, for the funds classified by Lipper as long/short equity funds were comparable to the proposed investment management fee rate for the US Equity Alpha Portfolio of 1.00%.

Based on the foregoing, and with consideration of the other factors described herein, the Board concluded that the proposed investment management fee rate was reasonable under the circumstances.

Co-Managers’ Profitability

The Board considered the profitability of the Co-Managers under the amended Management Agreement, and concluded that until the new increased management and subadvisory fees take effect it is difficult to determine or calculate any additional or different profitability to be enjoyed by the Co-Managers. The Board noted that it had considered the profitability of the Co-Managers under the existing Management Agreement as part of its annual consideration of the renewal of the Portfolio’s advisory agreement in June 2007, and that it had determined such profitability to be reasonable at that time. The Board also noted that will consider the profitability of the Co-Managers as part of any future annual review of the Management Agreement.

Economies of Scale

The Board considered the potential for the Co-Managers to experience economies of scale as the Portfolio grows in size. The Board considered that the amended Management Agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases), that the proposed subadvisory fee for QMA would include breakpoints in the fee rate paid by the Co-Managers to QMA, and that the subadvisory breakpoints would reduce that fee rate if the Portfolio increased in size. The Board noted that it will consider economies of scale as part of any future annual review of the Management Agreement.

Other Benefits to the Co-Managers or their affiliates from serving as co-investment managers

The Board did not consider ancillary or potential “fall out” benefits accruing to the Co-Managers as a result of its service as co-investment managers for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Co-Managers as part of its annual consideration of the renewal of the Portfolio’s advisory agreement in June 2007, and that it had determined any such benefits to be reasonable. The Board also noted that it will consider ancillary benefits as part of any future annual review of the Management Agreement.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Co-Managers and QMA at the meeting, the Board concluded that approving the increased management fee rate was in the best interests of the Portfolio and its shareholders.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “ FOR ” THE PROPOSAL.

Implementation

If this proposal is approved by the shareholders of the Managed 500 Portfolio, the revised fee schedule will become effective only if shareholders also approve Proposal No. 2, which is the proposed new subadvisory agreement with Quantitative Management Associates LLC (“QMA”). If shareholders approve QMA as subadviser, it is expected that QMA will replace AllianceBernstein L.P. as subadviser to the Portfolio during the second quarter of 2008. In turn, once QMA becomes the subadviser to the Portfolio, it is expected that: (i) QMA will implement its long/short investment strategy for the Portfolio, (ii) the name of the Portfolio will be changed from the AST AllianceBernstein Managed Index 500 Portfolio to the AST QMA US Equity Alpha Portfolio (the “US Equity Alpha Portfolio”); and (iii) certain changes to the Portfolio’s investment objective, performance benchmark, and non-fundamental investment policies will become effective as described below. The Board approved the retention of QMA and the changes to the Portfolio’s name, investment objective, performance benchmark, and non-fundamental investment policies at a Board meeting held on November 14-15, 2007.

If Managed 500 Portfolio shareholders do not approve Proposal No. 1 and Proposal No. 2, QMA will not become the Portfolio’s subadviser, and the Managed 500 Portfolio’s name, investment objective, performance benchmark, and non-fundamental investment policies will remain unchanged.

PROPOSAL NO. 2

TO APPROVE A SUBADVISORY AGREEMENT AMONG PRUDENTIAL INVESTMENTS LLC, AST INVESTMENT SERVICES, INC. AND QUANTITATIVE MANAGEMENT ASSOCIATES LLC FOR AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO

The Board of the Trust, including the Independent Trustees, has approved, and recommends that shareholders approve, a subadvisory agreement among PI, AST Investment and QMA under which QMA would serve as Subadviser to the Portfolio currently known as the Managed 500 Portfolio. Once QMA becomes the Subadviser to the Portfolio, it is expected that: (i) QMA will implement its long/short investment strategy for the Portfolio, (ii) the name of the Portfolio will be changed from the AST AllianceBernstein Managed Index 500 Portfolio to the AST QMA US Equity Alpha Portfolio;  and (iii) certain changes to the Portfolio’s investment objective, performance benchmark, and non-fundamental investment policies will become effective as described below. The proposed subadvisory contract with QMA in substantially final form is attached as Exhibit B. If the subadvisory agreement with QMA is approved by shareholders, PI and AST Investment (the “Co-Managers”) intend to terminate their existing subadvisory agreement with AllianceBernstein L.P. (“AllianceBernstein”) as further explained below.

The Managed 500 Portfolio is currently subadvised by AllianceBernstein,  pursuant to a subadvisory agreement among PI, AST Investment and AllianceBernstein. Pursuant to the existing subadvisory agreement, AllianceBernstein furnishes investment advisory services in connection with the management of the Managed 500 Portfolio, subject to the supervision and oversight of PI and AST Investment as the Co-Managers of the Trust. AllianceBernstein has served as the Managed 500 Portfolio’s Subadviser since May 1, 2003. The proposed new subadvisory agreement with QMA is substantially similar in all material respects to the existing subadvisory agreement with AllianceBernstein, except for the fee. The fee to be paid by the Co-Managers to QMA under the proposed new subadvisory agreement will be more than the fee paid to AllianceBernstein under the existing subadvisory agreement.

The new subadvisory agreement, if approved by shareholders, would not change the overall advisory fee paid by the Portfolio to the Co-Managers. Therefore, this proposal will not affect the fees borne by shareholders.

QMA is a wholly-owned subsidiary of Prudential Investment Management, Inc. (“PIM”), which is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. QMA manages equity and balanced portfolios for institutional and retail clients. As of June 30, 2007, QMA managed approximately $63 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $9 billion that QMA allocated to investment vehicles advised by QMA.

Set forth below are the names, titles, addresses and principal occupations of each principal executive officer of QMA:

Name and Address	Title	Principal Occupations
Margaret S. Stumpp, PhD	Chief Investment Officer

Maggie is portfolio manager for equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA’s predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

Ted Lockwood	Managing Director

Ted is responsible for managing portfolios, investment research, and new product development. Previously, Ted was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University, as well as an MS in Engineering and an MBA in Finance from Columbia University.

Devang Gambhirwala	Vice President

Devang is a portfolio manager for long-short quantitative core equity products. He is also responsible for the management of structured products. Previously, Devang worked as a quantitative research analyst and as an assistant portfolio manager of QMA. He earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology, and a MBA from Rutgers University.

None of the current Trustees or Officers of the Trust currently holds an office with, or is employed by, QMA.

Terms of Proposed Subadvisory Agreement Among PI, AST Investment, and QMA

The proposed subadvisory agreement, in brief, provides that:

•  As compensation for QMA’s services, PI and AST Investment will pay QMA a fee equal, on an annualized basis, to the following:

0.45% of the Portfolio’s average daily net assets up to and including $250 million; and

0.40% of the Portfolio’s average daily net assets in excess of $250 million.

•  QMA will provide day-to-day management of US Equity Alpha Portfolio’s investments and otherwise determine which investments the Portfolio will purchase, retain, and sell.

•  QMA will select brokers to effect trades for US Equity Alpha Portfolio subject to best execution.

•  QMA will maintain certain books and records on behalf of the US Equity Alpha Portfolio.

•  PI and AST Investment may replace QMA with a non-affiliate as subadviser without obtaining shareholder approval.

•  PI and AST Investment may appoint additional Subadvisers to manage US Equity Alpha Portfolio’s assets and, consequently, may determine the allocation of the Portfolio’s assets among these Subadvisers.

The proposed subadvisory contract is included as Exhibit B to this proxy statement.

Investment Policy Changes

Pending approval by the Board of Trustees, if shareholders approve the proposed Subadvisory Agreement, and if shareholders approve the increase in the management payable to PI and AST Investment (see Proposal No.1), it is expected that: (i) QMA will implement its long/short investment strategy for the Portfolio, (ii) the name of the Portfolio will be changed from the AST AllianceBernstein Managed Index 500 Portfolio to the AST QMA US Equity Alpha Portfolio; and (iii) certain changes to the Portfolio’s investment objective, performance benchmark, and non-fundamental investment policies will become effective as described above in Proposal No. 1 under the caption “AST QMA US Equity Alpha Portfolio”.

Matters Considered by the Board

At a November 14-15, 2007 in-person meeting of the Board of Trustees at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board considered whether the approval of the proposed subadvisory agreement with QMA was in the best interests of the Portfolio and its shareholders. Before approving the proposed subadvisory agreement, the Trustees reviewed investment performance and organizational materials regarding QMA and the proposed portfolio management team and received a formal presentation from the Co-Managers.

In making the determination to propose the replacement of AllianceBernstein with QMA, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information and reached the following conclusions:

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by AllianceBernstein under the current subadvisory agreement and those that would be provided to the Portfolio by QMA under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that AllianceBernstein and QMA were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations. The Board noted, however, that QMA would be required to provide more and different services because the Portfolio would be managed in a long/short strategy rather than a long-only enhanced index strategy. The Board also received and considered information regarding the nature and extent of services currently being provided by QMA to other mutual funds under existing subadvisory agreements and those that would be provided to the Portfolio by QMA under the new subadvisory agreement.

With respect to the quality of services, the Board considered, among other things, the background and experience of QMA’s senior management and the expertise of, and amount of attention expected to be given to the Portfolio by QMA’s portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to QMA’s organization structure, senior management, investment operations, and other relevant information pertaining to QMA. The Board also noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to QMA, summarizing his level of comfort from a compliance perspective with respect to the Co-Managers’ recommendation to hire QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by QMA and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by QMA under the new subadvisory agreement should equal or exceed the quality of similar services provided by AllianceBernstein under the existing subadvisory agreement. The Board also concluded that the services anticipated to be provided by QMA to the Portfolio would be greater than those provided by nature and extent of the AllianceBernstein under the existing subadvisory agreement.

Performance of the Portfolio

The Board did not consider the historical investment performance of the Managed 500 Portfolio as a factor in approving the new subadvisory agreement. The Board considered that QMA would be implementing a new investment strategy for the Portfolio. The Co-Managers provided information to the Board concerning the historical investment performance of portfolios designed for institutional investors with investment objectives, policies, and strategies that are substantially similar to the projected investment objectives, policies, and strategies for the US Equity Alpha Portfolio, but none of these portfolios are registered investment companies. The Trust is a registered investment company. The Board noted that such portfolios generally outperformed their respective benchmark indexes for the relevant time periods.

Investment Subadvisory Fee Rates

The Board considered that the proposed subadvisory fee rate payable by the Co-Managers to QMA under the proposed new subadvisory agreement is more than the subadvisory fee payable by the Co-Managers to AllianceBernstein under the existing subadvisory agreement. The Board noted, however, that any change in the investment subadvisory fee rate payable to the subadviser would not impact Portfolio shareholders directly because those fees are payable by the Co-Managers. The Board noted that shareholders are being asked to approve an increase in the management fee payable by the Portfolio to the Co-Managers (see Proposal No. 1). If shareholders approve Proposal No. 1 and Proposal No. 2, it is expected that QMA will become the Portfolio’s subadviser and implement its long/short investment strategy (described under Proposal No. 1), which will enable the Portfolio to incorporate both the positive and negative research views of QMA in seeking to outperform the Portfolio’s benchmark index. In turn, the use of QMA’s long/short strategy will entail an increase in the amount of time, oversight, and attention that will be required of the Co-Managers. In short, the Co-Managers believe that the proposed increased investment management fee rate (Proposal No. 1) will reflect the increased costs to be incurred by the Co-Managers and, in turn, QMA in managing the Portfolio under a long/short investment strategy. As a result of the above considerations, the Board concluded that QMA’s proposed subadvisory fee rate under the new subadvisory agreement was reasonable.

QMA’s Profitability

Because the engagement of QMA for the Portfolio is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, this factor was not considered by the Board. The Board noted that it will consider profitability as part of any future annual review of the Subadvisory Agreement.

Economies of Scale

The Board considered the potential for QMA to experience economies of scale as the Portfolio grows in size. The Board considered that the proposed subadvisory fee for QMA would include breakpoints in the fee rate paid by the Co-Managers to QMA, and that the subadvisory breakpoints would reduce that fee rate if the Portfolio increased in size. The Board noted that it will consider economies of scale as part of any future annual review of the Subadvisory Agreement.

Other Benefits to QMA

The Board considered potential ancillary benefits anticipated to be received by QMA and its affiliates as a result of QMA’s relationship with the Portfolio. The Board concluded that the potential benefits to be derived by QMA included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with the types of benefits generally derived by subadvisers to mutual funds.

THE BOARD OF ADVANCED SERIES TRUST, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Implementation

If this proposal is approved by the shareholders of the Managed 500 Portfolio, the new subadvisory agreement with QMA will become effective only if shareholders also approve Proposal No. 1, which is the increase in the management fee payable to the Co-Managers. If shareholders approve both Proposal No. 1 and Proposal No. 2, it is expected that QMA will replace AllianceBernstein L.P. as subadviser to the Portfolio during the second quarter of 2008. In turn, once QMA becomes the subadviser to the Portfolio, it is expected that: (i) QMA will implement its long/short investment strategy for the Portfolio, (ii) the name of the Portfolio will be changed from the AST AllianceBernstein Managed Index 500 Portfolio to the AST QMA US Equity Alpha Portfolio (the “US Equity Alpha Portfolio”); and (iii) certain changes to the Portfolio’s investment objective, performance benchmark, and non-fundamental investment policies will become effective as described below. The Board approved the increase in the management fee payable by the Portfolio to the Co-Managers, retention of QMA and the changes to the Portfolio’s name, investment objective, performance benchmark, and non-fundamental investment policies at a Board meeting held on November 14-15, 2007.

If Managed 500 Portfolio shareholders do not approve Proposal No. 1 and Proposal No. 2, QMA will not become the Portfolio’s subadviser, and the Managed 500 Portfolio’s name, investment objective, performance benchmark, and non-fundamental investment policies will remain unchanged.

PROPOSAL NO. 3

TO APPROVE A CHANGE IN THE BORROWING POLICY FOR AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO

The Investment Company Act of 1940 (the “1940 Act”) imposes certain restrictions on the borrowing activities of mutual funds. Under the 1940 Act, a mutual fund may borrow only from banks and only to the extent the value of the fund’s assets less its liabilities other than borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing (“300% asset coverage”). Notwithstanding the preceding sentence, a mutual fund may also borrow up to 5% of its total assets for temporary purposes from any person. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

A mutual fund’s borrowing policy must be a fundamental policy. The Board of the Trust, including the Independent Trustees, has approved, and recommends that shareholders approve, a revision to the Portfolio’s current borrowing policy to clarify, consistent with the 1940 Act, that the Portfolio may borrow money from banks subject to 300% asset coverage, whereas it may borrow from any person to the extent permitted by the 1940 Act (e.g., for temporary purposes).

The Portfolio’s current and proposed borrowing policies are set forth below.

Current Investment Policy	Proposed Investment Policy

The Portfolio may not borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance

The Portfolio may not borrow money, except that the Portfolio may borrow money from banks provided that the Portfolio maintains a ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940. Notwithstanding the above limitation, the Portfolio may borrow from any person to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

As amended, the Portfolio’s policy on borrowing would remain a fundamental policy that may be changed only by the vote of a majority of the outstanding voting securities of the Portfolio as defined in the 1940 Act.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “ FOR ” THE PROPOSAL.

VOTING INFORMATION

Approval of each Proposal requires approval by a majority of the outstanding voting securities of the Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Portfolio’s outstanding voting securities is the lesser of (i) 67% of the Portfolio’s outstanding voting securities represented at a meeting at which more than 50% of the Portfolio’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Portfolio’s outstanding voting securities.

Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

In accordance with requirements of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company, as record owner of the shares of the Portfolio, will vote the shares for which it does not receive instruction from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes cast in accordance with instructions received from Contract owners. The presence at the Meeting of the Participating Insurance Companies affiliated with the Co-Managers will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of three ways:

•                      By mail, with the enclosed voting instruction card,

•                      In person at the Meeting, or

•                      By phone.

If you simply sign and date the voting instruction card but give no voting instructions for a Proposal, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Additional Proxy Solicitation Information

In addition to solicitation by mail, certain officers and representatives of the Trust, certain officers and representatives of the Co-Managers or their affiliates, and certain financial services firms and their representatives (each, a “Representative”), who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.

In all cases where a telephonic proxy is solicited, the Representative is required to ask for each Contract owner’s full name and address and to confirm that the Contract owner has received the proxy materials in the mail. If the Contract owner is a corporation or other entity, the Representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Representative, then the Representative may ask for the Contract owner’s instructions on the proposal. Although the Representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract owner how to vote, other than to read any recommendation set forth in the Proxy Statement. The Representative will secure the Contract owner’s voting instructions over a recorded phone line. Within 72 hours, the Contract owner will be sent a letter that confirms his or her vote. Instructions for contacting the Representative are provided in the letter in case the Contract owner has any questions about the voting instructions reflected on the confirmation.

If a Contract owner wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the Contract owner may still submit the voting instruction card originally sent with the Proxy Statement or attend the Meeting in person.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the Meeting.

ADDITIONAL INFORMATION

The costs associated with soliciting voting instructions will be borne by the Co-Managers or their affiliates. Shareholders of the Portfolio will not bear any of the costs associated with this proxy solicitation.

To the knowledge of the Co-Managers, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Managed Portfolio as of the Record Date. To the knowledge of the Co-Managers, there were no persons who owned beneficially 5% or more of the shares of the Portfolio as of the Record Date.

Broker-dealers affiliated with the Co-Managers did not receive any commissions from the Trust with respect to the Portfolio during the fiscal year ended December 31, 2007.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered at the Trust’s next meeting of shareholders should send the proposal to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

The Trust is not required, and does not intend, to hold annual meetings of shareholders other than as required under its Second Amended and Restated Declaration of Trust, the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

The Co-Managers know of no business to be presented at the Meeting other than the matters described in this Proxy Statement. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that you execute and return ALL of your voting instruction cards promptly.

Exhibit A

ADVANCED SERIES TRUST

INVESTMENT MANAGEMENT AGREEMENT

Agreement made this 1st day of May, 2003, between Advanced Series Trust, a Massachusetts trust (the Fund), and each of Prudential Investments LLC, a New York limited liability company (PI) and AST Investment Services, Inc. (AST).

W I T N E S S E T H

WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

WHEREAS, the Fund desires to retain PI and AST jointly to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to PI and AST with respect to the administration of its day-to-day business affairs, and both PI and AST are willing to render such investment advisory and administrative services; and

WHEREAS, the Fund desires to retain PI and AST to act as co-managers (in such joint capacity the Co-Managers) with respect to the Fund; it being understood that PI, except as otherwise provided herein, shall oversee, supervise and assist with AST’s provision of investment advisory services to the Fund;

NOW, THEREFORE, the parties agree as follows:

1.             The Fund hereby appoints the Co-Managers to act as manager of the Fund and each series thereof set forth on Schedule A hereto (each a Portfolio) and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Co-Managers accept such appointment and agree to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to enter into one or more subadvisory agreements with any subadviser, whether or not affiliated with the Manager (including, to the extent legally permissible, Prudential Investment Management, Inc. and Jennison Associates LLC) (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund and each Portfolio investment advisory services in connection with the management of the Fund and such Portfolio (each, a Subadvisory Agreement). Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to retain more than one Subadviser for each Portfolio, and if any Portfolio has more than one Subadviser, the Co-Managers are authorized to allocate and reallocate the assets of such Portfolio among the Subadvisers to such Portfolio. The Co-Managers will continue to have joint and several responsibility to the Fund and each Portfolio for all investment advisory services furnished to the Fund and such Portfolio pursuant to any Subadvisory Agreement. The Fund and Co-Managers understand and agree that the Co-Managers may manage the Fund and each Portfolio in a “manager-of-managers” style with either a single Subadviser or multiple Subadvisers for such Portfolio, which contemplates that the Co-Managers will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of each Subadviser to such Portfolio, if applicable, through quantitative and qualitative analyses and consultations with such Subadviser; (ii) periodically, and at least annually, make recommendations to the Fund’s Board as to whether the contract with each Subadviser should be renewed, modified, or terminated in respect of such Portfolio; and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that, subject to Board approval, a Subadviser’s services in respect of the Fund or any Portfolio may be terminated or modified pursuant to the “manager-of-managers” process, and that the Co-Managers may appoint a new Subadviser for any Subadviser that is so removed.

2.             Subject to the supervision of the Board of Trustees of the Fund, the Co-Managers shall administer the Fund’s business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Co-Managers shall manage the investment operations of the Fund and the composition of the investment portfolio for each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies and restrictions as stated in the Fund’s SEC registration statement on Form N-1A, as in effect from time to time (the Registration Statement), and subject to the following understandings:

(a)           With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall provide supervision of the Portfolio’s investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets of such Portfolio will be invested or held uninvested as cash.

(b)           With respect to the Fund and each Portfolio, the Co-Managers, in the performance of their duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust of the Fund and the Registration Statement and with the instructions and directions of the Board of Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Co-Managers shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC).

(c)           With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall determine the securities and futures contracts to be purchased or sold by such Portfolio and will place orders pursuant to their determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Equity Group, to the extent legally permissible) in conformity with the policy with respect to brokerage as set forth in the Registration Statement or as the Board of Trustees may direct from time to time. In providing the Fund and each Portfolio with investment supervision, it is recognized that the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) may consider the financial responsibility of or [research and investment information and other services] provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of either of the Co-Manager (or Subadvisers) may be a party, the size and difficulty in executing the order, and the value of the expected contribution of the broker dealer to the investment performance of the Portfolio on a continuing basis. It is understood that, to the extent legally permissible, Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund’s investment transaction business for the Fund or any Portfolio. It is also understood that it is desirable for the Fund and each Portfolio that the Co-Manager (or the Subadviser(s) to such Portfolio) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or futures commission merchants may execute brokerage transactions at a higher cost to the Fund and such Portfolio than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Co-Managers (and the Subadviser(s) to such Portfolio under the Co-Manager’s supervision) each is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund’s Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Co-Manager (or the Subadviser) in connection with its services to other clients.

On occasions when the Co-Managers (or any Subadviser to such Portfolio under the Co-Managers’ supervision) deem the purchase or sale of a security or a futures contract to be in the best interest of the Fund and such Portfolio as well as other clients of the Co-Managers (or such Subadviser), the Co-Manager (or such Subadviser), to the extent legally permissible, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Managers (or such Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such Portfolio and to such other clients.

(d)           With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall maintain all books and records with respect to the Fund’s and such Portfolio’s portfolio transactions and shall render to the Fund’s Board of Trustees such periodic and special reports as the Board may reasonably request.

(e)           With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Manager’s supervision) shall be responsible for the financial and accounting records to be maintained by the Fund and such Portfolio’s (including those being maintained by the Fund’s custodian).

(f)            With respect to the Fund and each Portfolio, the Co-Manager (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall provide the Fund’s custodian on each business day information relating to all transactions concerning the assets of the Fund and such Portfolio.

(g)           The investment management services of the Co-Managers under this Agreement are not to be deemed exclusive, and the Co-Managers shall be free to render similar services to others.

(h)           The Co-Managers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

3.       The Fund has delivered to the Co-Managers copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)           Articles of Incorporation or Declaration of Trust of the Fund;

(b)           By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)           Certified resolutions of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

(d)           Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the SEC relating to the Fund and its shares of common stock and all amendments thereto; and

(e)                                  Each prospectus and statement of additional information of the Fund.

4.             The Co-Managers shall authorize and permit any of their officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Co-Managers under this Agreement may be furnished through the medium of any such officers or employees of the Co-Managers.

5.             The Co-Managers shall keep the Fund’s books and records required to be maintained by it pursuant to Paragraph 2 hereof. The Co-Managers agree that all records which it maintains for the Fund are the property of the Fund, and they will surrender promptly to the Fund any such records upon the Fund’s request, provided however that the Co-Managers may retain a copy of such records. The Co-Managers further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Co-Managers pursuant to Paragraph 2 hereof.

6.             During the term of this Agreement, the Co-Managers shall pay the following expenses:

(i)                                     the salaries and expenses of all Trustees, officers and employees of the Fund and the Co-Managers, except the fees and expenses of Trustees who are not affiliated persons of the Co-Managers or any Subadviser,

(ii)                                  all expenses incurred by the Co-Managers in connection with managing the ordinary course of the Fund’s business, other than those specifically assumed by the Fund herein, and

(iii)                               the fees, costs and expenses payable to each Subadviser pursuant to a Subadvisory Agreement.

The Fund assumes and will pay the expenses described below:

(a)           the fees and expenses incurred by the Fund or any Portfolio in connection with the management of the investment and reinvestment of its assets,

(b)           the fees and expenses of Fund Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act,

(c)           the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Co-Managers useful to the Co-Managers in connection with the Co-Managers’ responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Trustees of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund’s securities,

(d)           the fees and expenses of the Fund’s Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

(e)           the charges and expenses of legal counsel and independent accountants for the Fund,

(f)            brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

(g)           all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

(h)           the fees of any trade associations of which the Fund may be a member,

(i)            the cost of certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

(j)            the cost of fidelity, directors’ and officers’ and errors and omissions insurance,

(k)           the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Registration Statement and the Fund’s prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

(l)            allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders in the amounts necessary for distribution to the shareholders,

(m)          litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and

(n)           any expenses assumed by the Fund pursuant to a distribution and/or service plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

7.             For the services provided and the expenses assumed by the Co-Managers pursuant to this Agreement, the Fund will pay to AST as full compensation therefore a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of the Fund. This fee will be computed daily, and will be paid to AST monthly. The Fund shall not pay any fee or other compensation to PI for the services provided and the expenses assumed pursuant to this Agreement. Provided, however, that upon any dissolution, liquidation or merger of AST into PI, or in the event that AST is unable for any reason to perform its duties as specified in this Agreement, PI shall be entitled to receive the same fees as formerly paid by the Fund to AST subject to the performance of the obligations of the Co-Managers hereunder.

8.             The Co-Managers shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that the Co-Managers shall be jointly and severally liable for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on either Co-Manager’s part in the performance of their duties or from reckless disregard by either Co-Manager of their obligations and duties under this Agreement. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund may have under applicable law.

9.             This Agreement shall continue in effect as to each Portfolio for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund or any Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio, or by the Co-Managers at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.           Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Co-Managers who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Co-Managers to engage in any other business or to render services of any kind to any other corporation, firm, individual or association; provided that nothing in this paragraph 10 shall relieve the Co-Managers from the performance of any obligation hereunder.

11.           Except as otherwise provided herein or authorized by the Board of Trustees of the Fund from time to time, the Co-Managers shall for all purposes herein be deemed to be independent contractors, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund or any Portfolio.

12.           During the term of this Agreement, the Fund agrees to furnish the Co-Managers at their respective principal offices all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Co-Managers prior to use thereof and not to use such material if the Co-Managers reasonably object in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Co-Managers copies of any of the above- mentioned materials which refer in any way to the Co-Managers.

Sales literature may be furnished to the Co-Managers hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Co-Managers such other information relating to the business affairs of the Fund as the Cop-Managers at any time, or from time to time, reasonably request in order to discharge its obligations hereunder.

13.           This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

14.           Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid to the respective addresses indicated below; provided that any party may, by written notice to the others, designate a different recipient or address for such party:

If to the Co-Managers:	Prudential Investments LLC Gateway Center Three 100 Mulberry Street, 4th Floor Newark, NJ 07102-4077 Attention: President

and

AST Investment Services, Inc. One Corporate Drive Shelton, CT 06484 Attention:

If to the Fund:	Advanced Series Trust One Corporate Drive Shelton, CT 06484 Attention:

Copy to: Prudential Investments LLC Gateway Center Three 100 Mulberry Street, 4th Floor Newark, NJ 07102-4077 Attention: President

15.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16.           The Fund may use the name “AST QMA US Equity Alpha Portfolio” or any name including the word “Prudential,” or “AST,” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Co-Managers’ business as Co-Managers or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Co-Managers, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name “AST QMA US Equity Alpha Portfolio” or any name including the word “Prudential,” or “AST,” if the Co-Managers’ functions are transferred or assigned to a company of which The Prudential Insurance Company of America does not have control. Further provided, that the Fund’s right to use the words “Skandia,” “AST,” or “American Skandia” shall be subject to the terms, conditions, restrictions and limitations governing the use of such words as set forth in any licensing or similar agreement(s) that may then be in effect between Prudential Financial, Inc. and Skandia Insurance Company Ltd. or their successors or assigns.

17.           Liability of the Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument are not binding upon any of the Trustees or shareholders individually but is binding only upon the assets and property of the Trust.

18.           Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA. In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this instrument to be executed by their officers designated below as of the day and year above written.

ADVANCED SERIES TRUST

By:
Robert F. Gunia
Vice President

PRUDENTIAL INVESTMENTS LLC

By:
Robert F. Gunia
Executive Vice President

AST INVESTMENT SERVICES, INC.

By:
Robert F. Gunia
Executive Vice President

Schedule A

Portfolio:	Mgt. Fee Rate
AST JP Morgan International Equity	1.00 to $75 million; 0.85 over $75 million
AST International Growth	1.00
AST International Value	1.00
AST MFS Global Equity	1.00
AST UBS Dynamic Alpha	1.00
AST Small-Cap Growth	0.90
AST Neuberger Berman Small-Cap Growth	0.95
AST Federated Aggressive Growth	0.95
AST Goldman Sachs Small-Cap Value	0.95
AST Small-Cap Value	0.90
AST DeAM Small-Cap Value	0.95
AST Goldman Sachs Mid-Cap Growth	1.00
AST Neuberger Berman Mid-Cap Growth	0.90 to $1 billion; 0.85 over $1 billion
AST Neuberger Berman Mid-Cap Value	0.90 to $1 billion; 0.85 over $1 billion
AST Mid-Cap Value	0.90
AST T. Rowe Price Natural Resources	0.90
AST T. Rowe Price Large-Cap Growth	0.90 to $1 billion; 0.85 over $1 billion
AST MFS Growth	0.90
AST Marsico Capital Growth	0.90
AST Goldman Sachs Concentrated Growth	0.90
AST DeAM Large-Cap Value	0.85
AST Large-Cap Value	0.75
AST AllianceBernstein Core Value	0.75
AST Cohen & Steers Realty	1.00
AST American Century Income & Growth	0.75
AST AllianceBernstein Growth & Income	0.75
AST American Century Strategic Allocation	0.85
AST T. Rowe Price Asset Allocation	0.85
AST T. Rowe Price Global Bond	0.80
AST High Yield	0.75
AST Lord Abbett Bond-Debenture	0.80
AST PIMCO Total Return Bond	0.65
AST PIMCO Limited Maturity Bond	0.65
AST Money Market	0.50
AST Aggressive Asset Allocation	0.15
AST Capital Growth Asset Allocation	0.15
AST Balanced Asset Allocation	0.15
AST Conservative Asset Allocation	0.15
AST Preservation Asset Allocation	0.15
AST Advanced Strategies	0.85
AST First Trust Balanced Target	0.85
AST First Trust Capital Appreciation Target	0.85
AST CLS Growth Asset Allocation	0.30
AST CLS Moderate Asset Allocation	0.30
AST Horizon Growth Asset Allocation	0.30
AST Horizon Moderate Asset Allocation	0.30
AST Niemann Capital Growth Asset Allocation	0.30

AST Western Asset Core Plus Bond	0.70
AST Bond Portfolio 2015	0.65
AST Bond Portfolio 2018	0.65
AST Bond Portfolio 2019	0.65
AST Investment Grade Bond Portfolio	0.65
AST QMA US Equity Alpha Portfolio	1.00

Dated: April 30, 2003 Revised: June 7, 2005 Further Revised: December 1, 2005 Further Revised: June 30, 2006 Further Revised:  May 1, 2007 Further Revised: June 21, 2007 Further Revised:                  , 2008

Exhibit B

Advanced Series Trust

AST QMA US Equity Alpha Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this         day of        , 2008 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (AST) a Maryland corporation (together, the Co-Managers), and Quantitative Management Associates LLC, a New Jersey limited liability company (the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, amended               , 2008, with Advanced Series Trust, a Massachusetts Trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Fund; and

WHEREAS, the Co-Managers desire to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portions of the Fund’s portfolio as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portions of the Fund’s portfolio as the Co-Managers shall direct, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portions of the Fund’s portfolio as the Co-Managers shall direct, and the Subadviser shall have discretion without prior consultation with the Co-Managers to determine, from time to time, what investments and securities will be purchased, retained or, sold by the Fund, and what portions of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Co-Managers (the Fund Documents), comply with the instructions and directions of the Co-Managers and of the Board, and co-operate with the Co-Managers’ (or their designees) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Co-Managers shall provide Subadviser, in a timely fashion, with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portions of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including, but not limited to, any broker or dealer affiliated with the Co-Managers or the Subadviser) in accordance with the Fund’s policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to securing best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. In pursuing best execution, the Co-Managers (or the Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Co-Managers or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Co-Managers and the Board within a reasonable period of time after the Co-Managers or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portions of the Fund’s assets it manages. The Subadviser shall furnish the Co-Managers with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Co-Managers and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, the Co-Managers agree that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Co-Managers acknowledge that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Fund in a “manager-of-managers” style, the Co-Managers shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of their evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Co-Managers and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Co-Managers a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission).

 (b) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Co-Managers or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Co-Managers or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures in compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Co-Managers and the Fund upon reasonable request. The Subadviser shall ensure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Co-Managers for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Co-Managers may reasonably request.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Co-Managers.

(f) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Co-Managers in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued.

(g) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Co-Managers with certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Co-Managers if any information in the Prospectus is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Co-Managers or the Fund. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Co-Managers informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Fund and the Co-Managers that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Co-Managers. Upon written request of the Fund or the Co-Managers with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Co-Managers to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portions of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portions of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the Custodian). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portions of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Fund that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Fund may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers’ willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b). The Co-Managers acknowledge and agree that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

6. Subject to the right of each, the Co-Managers and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Co-Managers and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement with a successor Subadviser.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and at One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST; (2) to the Fund:  Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: Gateway Center Two, 100 Mulberry Street, 6th Floor, Newark, NJ 07102, Attention: Chief Executive Officer.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use such material if the Subadviser reasonably objects in writing after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:
Name:	Robert F. Gunia
Title:	Executive Vice President

AST INVESTMENT SERVICES, INC.

By:
Name:	Robert F. Gunia
Title:	Executive Vice President

QUANTITATIVE MANAGEMENT ASSOCIATES LLC

By:
Name:	Scott Hayward
Title:	Chief Executive Officer

SCHEDULE A

Advanced Series Trust

As compensation for services provided by Quantitative Management Associates LLC (QMA), Prudential Investments LLC and AST Investment Services, Inc. will pay QMA a fee on the net assets managed by QMA that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee

AST QMA US Equity Alpha Portfolio	0.45% of average daily net assets up to and including $250 million, and 0.40% of average daily net assets over $250 million.

Dated as of             , 2008.

ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

TWO EASY WAYS TO VOTE YOUR BALLOT!

TELEPHONE:   Call 1-800-690-6903 and follow the recorded instructions.

MAIL:   Vote, sign, date and return your voting instruction card by mail.

SPECIAL MEETING OF SHAREHOLDERS — MARCH 5, 2008
VOTING INSTRUCTION CARD

VOTING INSTRUCTION FORM

AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO

The undersigned hereby instructs American Skandia Life Assurance Company, Pruco Life Insurance Company, or Pruco Life Insurance Company of New Jersey, as applicable (the Insurance Company), to vote all shares of the AST AllianceBernstein Managed Index 500 Portfolio, a series of Advanced Series Trust, attributable to the undersigned’s variable contract or interest therein at the Special Meeting of Shareholders on March 5, 2008 at 10 a.m. Eastern Time, and at any adjournments thereof, as indicated on the reverse side of this Voting Instruction Card.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR EACH PROPOSAL.  If you fail to return this Voting Instruction Card, or if you do not sign your Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account.

Dated:

Signature	(Sign in the Box)
Please sign exactly as your name appears to the left

VOTING INSTRUCTION FORM

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees of Advanced Series Trust recommends voting FOR each proposal.

	FOR	AGAINST	ABSTAIN

Proposal No. 1:  To approve an increased investment management fee rate to be paid to Prudential Investments LLC and AST Investment Services, Inc. by the AST AllianceBernstein Managed Index 500 Portfolio (the “Portfolio”) in connection with the implementation of a new investment strategy for the Portfolio.

	☐	☐	☐
Proposal No. 2: To approve a subadvisory agreement among Prudential Investments LLC, AST Investment Services, Inc. and Quantitative Management Associates LLC for the Portfolio.	☐	☐	☐
Proposal No. 3: To approve a change in the Portfolio’s borrowing policy.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.